UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

May 18, 2006

Date of report (date of earliest event reported)

Foundation Coal Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-118427	42-1638663
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

999 Corporate Boulevard, Suite 300, Linthicum Heights, MD 21090-2227

(Address of Principal Executive Offices)

410-689-7500

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO MATERIAL DEFINITIVE AGREEMENT	3

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS	4

SIGNATURES	5

EXHIBIT INDEX

EXHIBIT 99.1

EXHIBIT 99.2

EXHIBIT 99.3

Item 1.01	Entry into Material Definitive Agreement

On May 18 2006, A. Scott Pack, Jr. was elected to the position of Senior Vice President, Sales and Marketing.

As described below, Foundation and Mr. Pack entered into an Employment Agreement and Restricted Stock Unit Agreements.

The Employment Agreement effective June 1, 2005 includes the following material terms (capitalized terms as defined in the Employment Agreement):

•	Three-year initial term

•	Annual base salary of $220,000

•	Annual Incentive Compensation of up to ninety percent (90%) of then- current annual rate of base salary

•	In the event of termination by the Company other than for Cause, Death or Disability lump-sum severance benefits equivalent to the greater of the following amounts calculated in (i) or (ii) below (provided, that there shall be no duplication in payments),

(i) the sum of (A) any portion of the Annual Base Salary through the Employment Period not adjusted for merit increases; (B) with respect to any annual bonus plan contemplated under the Employment Agreement, an amount representing the target annual bonus for the remainder of the Employment Period; (C) any compensation previously deferred (together with any accrued interest or earnings thereon) that has not yet been paid; and (D) any accrued but unpaid incentive compensation and vacation pay; or

(ii) any severance payments due under the Company Severance Program in effect at the time of Termination ; or

(iii) one (1) year of base salary;

•	Post employment non-solicitation, non-compete and confidentiality restrictions.

The Restricted Stock Unit Agreement effective February 28, 2006 includes the following material terms capitalized terms are defined in the Restricted Stock Agreement):

•	3,516 Restricted Stock Units (1,578 EBITDA Restricted Stock Units and 1,578 Free Cash Flow (“FCF”) Restricted Stock Units) granted to the Company’s 2004 Stock Incentive Plan with a grant date of February 28, 2006

•	Subject to achieving certain EBITDA performance criteria, up to one-third of the EBITDA Restricted Stock Units can be earned on each Performance Date through December 31, 2008

•	Subject to achieving certain Free Cash Flow performance criteria, up to one-third of the FCF Restricted Stock Units can be earned on each Performance Date through December 31, 2008

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•	Contingent upon continued employment, Restricted Stock Units earned on each Performance Date vest on February 28, 2009.

The Restricted Stock Unit Agreement effective March 18, 2005 includes the following material terms (capitalized terms as defined in the Restricted Stock Agreement):

•	5,028 Restricted Stock Units (2,524 EBITDA Restricted Stock Units and 2,524 Free Cash Flow (“FCF”) Restricted Stock Units) granted to the Company’s 2004 Stock Incentive Plan with a grant date of March 18, 2005

•	Subject to achieving certain EBITDA performance criteria, up to one-third of the EBITDA Restricted Stock Units can be earned on each Performance Date through December 31, 2007

•	Subject to achieving certain Free Cash Flow performance criteria, up to one-third of the FCF Restricted Stock Units can be earned on each Performance Date through December 31, 2007

•	Contingent upon continued employment, Restricted Stock Units earned on each Performance Date vest on March 17, 2008.

Copies of the Employment Agreement and the Restricted Stock Unit Agreement(s) are furnished as Exhibits 99.1, 99.2 and 99.3 are incorporated herein by reference to this Item.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibit

Exhibit 99.1	Employment Agreement dated as of June 1, 2005, by and between Foundation Coal Corporation and Allen S. Pack, Jr.

Exhibit 99.2	Restricted Stock Unit Agreement dated as of February 28, 2006 by and between Foundation Coal Corporation and A. Scott Pack, Jr.

Exhibit 99.3	Restricted Stock Unit Agreement dated as of March 18, 2005 by and between Foundation Coal Corporation and A. Scott Pack, Jr.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 22, 2006

Foundation Coal Holdings, Inc.

/s/ Frank J. Wood
Senior Vice President and Chief Financial Officer

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